UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2022
Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.01 par value per share	HOG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 18, 2023, Harley-Davidson, Inc. (the “Company”) held the Company’s 2023 Annual Meeting of Shareholders (“Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on four proposals as set forth below, each of which was described in detail in the proxy statement for the Annual Meeting (the “2023 Proxy Statement”). The number of votes cast for, against, or withholding authority, and the number of abstentions and any broker non-votes, with respect to each matter voted upon are set forth below.

1.The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of shareholders or until each of their respective successors have been duly elected and qualified:

Director Nominee	Shares Voted in Favor	Shares Withholding Authority	Broker Non-Votes
Troy Alstead	110,632,877	2,959,798	12,556,793
Jared D. Dourdeville	86,202,402	27,390,273	12,556,793
James D. Farley, Jr.	110,842,740	2,749,935	12,556,793
Allan Golston	94,527,952	19,064,723	12,556,793
Sara L. Levinson	79,837,940	33,754,735	12,556,793
Norman Thomas Linebarger	68,095,526	45,497,149	12,556,793
Rafeh Masood	112,108,079	1,484,596	12,556,793
Maryrose Sylvester	85,923,418	27,669,257	12,556,793
Jochen Zeitz	109,672,105	3,920,570	12,556,793

2.The approval, on an advisory basis, of the compensation awarded to the Company’s named executive officers, as described in the 2023 Proxy Statement.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
56,739,283	56,524,799	328,593	12,556,793

3.To consider, on an advisory basis, the frequency of the advisory vote of the compensation of our named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
108,563,969	156,715	4,679,330	192,661	12,556,793

4.The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Shares Voted For	Shares Voted Against	Abstentions
123,335,695	2,638,100	175,673

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: May 22, 2023	/s/ Paul J. Krause
Paul J. Krause
Secretary